Exhibit 99.2



                     SWISS RE FINANCIAL PRODUCTS CORPORATION
                               55 East 52nd Street
                            New York, New York 10055
                    Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:           June 29, 2006

TO:             Countrywide Home Loans, Inc.

ATTENTION:      Documentation Unit

FROM:           Swiss Re Financial Products Corporation

RE:             Swap Transaction

REFERENCE NO:   922721

Dear Sir or Madam:

      The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transactions traded between Swiss Re Financial Products Corporation ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the trade date specified below (the "Transactions"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

      Notwithstanding anything to the contrary in the Agreement, the definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. To the extent that there is any inconsistency between those Definitions and Provisions and this Confirmation, this Confirmation will govern. For the purposes of the Definitions, all references to a "Transaction" in this Confirmation shall also be deemed to be references to a "Swap Transaction".

      This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transactions to which this Confirmation relates. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (Multicurrency - Cross Border) dated as of December 15, 2005, as amended and supplemented from time to time (the "Agreement"), between Party A and Party B. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below.

      Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-ABC1 dated as of June 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the "Pooling and Servicing Agreement").

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      General Terms
      -------------
      Trade Date:                          June 6, 2006

      Effective Date:                      June 29, 2006

      Termination Date:                    June 25, 2009, subject to adjustment in accordance with the
                                           Following Business Day Convention.

      Notional Amount:                     With respect to any Calculation Period, the lesser of (i) the amount set forth for such period in Annex A attached hereto and
                                           (ii) the aggregate Certificate Principal Balance of the Class A-1,
                                           Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4,
                                           Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (as
                                           defined in the Pooling and Servicing Agreement) immediately prior to the Distribution Date (as defined in the Pooling and Servicing
                                           Agreement) occurring in the calendar month in which such
                                           Calculation Period ends.

      Upfront Amount:
      ---------------

           Upfront Amount:                 Party A will pay $233,000 to Party B on June 29, 2006.

      Floating Amounts:
      -----------------

           Floating Rate Payer:            Party A

           Floating Rate Payer Payment     Early Payment shall be applicable. For each Calculation Period,
           Dates:                          the Floating Rate Payer Payment Date shall be the first Business
                                           Day prior to the related Floating Rate Payer Period End Date.

           Floating Rate Payer Period      The 25th of each month in each year from (and including) July 25,
           End Dates:                      2006 to (and including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

           Floating Rate Option:           USD-LIBOR-BBA.

           Designated Maturity:            One Month

           Spread:                         None

           Floating Rate Day Count         Actual/360
           Fraction:

           Reset Dates:                    The first day of each Calculation Period.

           Compounding:                    Inapplicable

           Business Days for Reset:        London



                                                      2

      Fixed Amounts:
      --------------

           Fixed Rate Payer:               Party B

           Fixed Rate Payer Payment        The 25th of each month in each year from (and including) July 25,
           Dates:                          2006 to (and including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

           Fixed Rate Payer Period End     The 25th of each month in each year from (and including) July 25,
           Dates:                          2006 to (and including) June 25, 2009, with No Adjustment.

           Fixed Rate:                     5.50%

           Fixed Rate Day Count Fraction:  30/360



      Business Days for Payments by        New York.
      Both Parties:

      Amendment to Section 2(c) of the     Notwithstanding anything to the contrary in Section 2(c) of the
      Agreement:                           Agreement, amounts that are payable with respect to Calculation
                                           Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in
                                           Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For avoidance of doubt any payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.

      Procedural Terms:
      -----------------

      Account Details:

           Payments to Party A:            JPMorgan Chase Bank
                                           SWIFT: CHASUS33
                                           For the Account of Swiss Re Financial Products Corporation
                                           Account No.: 066-91118

           Payments to Party B:            As per Party B's standard settlement instructions; provided, however that upon any assignment of this Transaction, account details shall be provided in the assignment agreement.

      Assignment:                          Party A will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                    Swiss Re Financial Products Corporation
                     Attention: Derivatives Documentation
                   Fax: (917) 322-7201 Phone: (212) 407-7322


SWISS RE FINANCIAL PRODUCTS CORPORATION



By: ________________________________________
    Authorized Signatory



Accepted and confirmed as of the Trade Date written above:

COUNTRYWIDE HOME LOANS INC.



By: _______________________________________
    Name:
    Title:

                                    Annex A

Period Start Date           Period End Date             Notional Amount

        29-Jun-06                 25-Jul-06               297,450,000
        25-Jul-06                 25-Aug-06               293,716,057
        25-Aug-06                 25-Sep-06               289,596,197
        25-Sep-06                 25-Oct-06               285,100,239
        25-Oct-06                 25-Nov-06               280,239,610
        25-Nov-06                 25-Dec-06               275,027,314
        25-Dec-06                 25-Jan-07               269,478,850
        25-Jan-07                 25-Feb-07               263,609,237
        25-Feb-07                 25-Mar-07               257,435,912
        25-Mar-07                 25-Apr-07               250,977,653
        25-Apr-07                 25-May-07               244,254,500
        25-May-07                 25-Jun-07               237,287,653
        25-Jun-07                 25-Jul-07               230,099,827
        25-Jul-07                 25-Aug-07               222,772,168
        25-Aug-07                 25-Sep-07               215,288,218
        25-Sep-07                 25-Oct-07               208,067,007
        25-Oct-07                 25-Nov-07               201,100,390
        25-Nov-07                 25-Dec-07               194,379,921
        25-Dec-07                 25-Jan-08               187,895,324
        25-Jan-08                 25-Feb-08               181,640,864
        25-Feb-08                 25-Mar-08               170,131,904
        25-Mar-08                 25-Apr-08               159,367,520
        25-Apr-08                 25-May-08               149,300,008
        25-May-08                 25-Jun-08               140,006,812
        25-Jun-08                 25-Jul-08               131,314,483
        25-Jul-08                 25-Aug-08               123,179,108
        25-Aug-08                 25-Sep-08               118,733,804
        25-Sep-08                 25-Oct-08               114,456,023
        25-Oct-08                 25-Nov-08               110,328,794
        25-Nov-08                 25-Dec-08               106,346,824
        25-Dec-08                 25-Jan-09               102,505,056
        25-Jan-09                 25-Feb-09                98,798,512
        25-Feb-09                 25-Mar-09                95,064,828
        25-Mar-09                 25-Apr-09                91,472,910
        25-Apr-09                 25-May-09                88,017,104
        25-May-09                 25-Jun-09                84,691,997